STOCKHOLDERS’ DEFICIT	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
STOCKHOLDERS’ DEFICIT

15. STOCKHOLDERS’ DEFICIT

Authorized Capital

The Company is authorized to issue 2 billion (2,000,000,000) shares of Common Stock, par value $0.001 per share and fifty million (50,000,000) shares of preferred stock, par value $0.001 per share, of which twenty-five thousand shares (25,000) have been designated as Series A Convertible Redeemable Preferred Stock, par value $0.001 per share and the remaining authorized shares of preferred stock are “blank check” shares, which can be issued with various rights as determined by the Board. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

Common Stock

The holders of the Company’s Common Stock have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Company’s board of directors (the “Board”). Holders of Common Stock are also entitled to share ratably in all of the Company’s assets available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the Company’s affairs.

Except as otherwise required by law or as may be provided by the resolutions of the Board authorizing the issuance of Common Stock, all rights to vote and all voting power shall be vested in the holders of Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote.

Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the remaining net assets of the Company shall be distributed pro rata to the holders of the Common Stock.